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Exhibit 1.1

8,625,000 Shares

OREGON STEEL MILLS, INC.

Common Stock

UNDERWRITING AGREEMENT

        September [    ], 2004

CIBC World Markets Corp.
UBS Securities LLC,
    as Representatives of the several
    Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York 10016

Ladies and Gentlemen:

        Oregon Steel Mills, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to issue and sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 7,500,000 shares (the "Firm Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,125,000 shares (the "Option Shares") of Common Stock from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the "Shares."

        The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-118959), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission pursuant to the Rules or used by the Company pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.

        The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

        1.     Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

          (a)   The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $            per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased" on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

          (b)   The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

          (c)   Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of CIBC World Markets Corp., One World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

          (d)   Payment shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day)

  funds drawn to the order of the Company, against delivery of the respective certificates to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

          (e)   Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representatives through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter. The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

        2.     Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

          (a)   On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not and, in the case of the last Preliminary Prospectus distributed in connection with the offering of the Shares (the "Final Preliminary Prospectus"), does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the third, fourth and fifth sentences of the fourth paragraph, in the fifth paragraph and in the twelfth paragraph under the caption "Underwriting" in the Prospectus.

          (b)   The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement, or suspending or preventing the use of the Prospectus, has been issued by the Commission and no proceedings for that purpose have been initiated or, to the knowledge of the Company, are threatened by the Commission under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

          (c)   The documents incorporated by reference in the Registration Statement and the Prospectus, at the time such incorporated documents became effective or were filed (or, if any amendment with respect to such document was filed, when such amendment became effective or was filed) with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such incorporated documents, when it became effective or was filed (or, if any amendment with respect to such document was filed, when such amendment became effective or was filed) with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through CIBC World Markets Corp. or UBS Securities LLC expressly for use therein.

          (d)   The audited consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus (the "Audited Financial Statements") and the unaudited consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus (the "Interim Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements") present fairly the financial position of the Company and its subsidiaries, on a consolidated basis, at the dates indicated, and the results of operations, stockholders' equity and cash flows of the Company and its subsidiaries, on a consolidated basis, for the periods specified; except as otherwise stated in the Prospectus, the Financial Statements have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis. The summary and selected consolidated financial data included in the Prospectus have been prepared on a basis consistent with the Financial Statements and present fairly the financial position of the Company and its subsidiaries, on a consolidated basis, at the dates indicated, and the results of operations of the Company and its subsidiaries, on a consolidated basis, for the periods specified.

          (e)   KPMG LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules. PricewaterhouseCoopers LLP, whose reports are filed with the Commission as a part of the Registration Statement, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

          (f)    Each of the Company and New CF&I, Inc., a Delaware corporation ("New CF&I"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"). CF&I Steel L.P., a Delaware limited partnership ("CF&I"), has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. Each subsidiary of the Company (other than New CF&I and CF&I) has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be.

          (g)   The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act, the rules of the New York Stock Exchange, the rules of the National Association of Securities Dealers, Inc. (the "NASD"), and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

          (h)   The Company and each of its subsidiaries owns or are licensed under, and have the right to use, all patents, licenses, inventions, trademarks, trade names, service marks, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems of procedures) (collectively, "Intangible Property") currently used in, or necessary for the conduct of their businesses; neither the Company nor any of its subsidiaries has received notice that any claims have been asserted by any person challenging the use of any such Intangible Property by any of the Company or any of its subsidiaries or questioning the validity or effectiveness of any license or agreement related thereto, except such claims as would not individually or in the aggregate have a Material Adverse Effect, and, to the knowledge of the Company, there is no valid basis for any such claims; and neither the Company nor any of its subsidiaries has received notice claiming that the use of such Intangible Property by the Company and its subsidiaries will infringe on the intellectual property rights of any other person and, to the knowledge of the Company, there is no valid basis for any such claims, except such claims as would not individually or in the aggregate have a Material Adverse Effect.

          (i)    The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are disclosed in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and operation of such property by the Company and its subsidiaries as used and operated on the date hereof and on each Closing Date. All real property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, free and clear of all liens, encumbrances and defects, except such as are disclosed in the Prospectus or as are not material to, and do not materially interfere with, the use made and operation of such property by the Company and its subsidiaries, as used and operated on the date hereof and on each Closing Date.

          (j)    Except as disclosed in the Prospectus, the Company and its subsidiaries, taken as a whole, have not sustained (1) since the date of the latest Audited Financial Statements included in the Prospectus, any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, except for any such losses or interferences that would not, individually or in the aggregate, have a Material Adverse Effect; and (2) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business or in accordance with employee benefit plans, (B) entered into any transaction not in the ordinary course of business or (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

          (k)   There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, is in default, and no event has occurred which with notice or lapse of time or both would constitute a default, in the observance or performance of any term or obligation to be performed by it under any document, contract or other agreement described in the Registration Statement or Prospectus or filed as an exhibit to the Registration Statement, except for such defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected, except for such defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect.

          (l)    The statistical and market related data included in the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

          (m)  Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, certificate of limited partnership, by-laws, limited partnership agreement or similar organization documents, as the case may be.

          (n)   Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will conflict with or result in the breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries is bound, or to which any of the property or assets of the Company or its subsidiaries are subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (a "Governmental Authority") or will such action result in any violation of the provisions of the certificate of incorporation, certificate of limited partnership, by-laws, limited partnership agreement or similar organizational documents of the Company or any of its subsidiaries, and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Authority is required for the issue and sale of the Shares or the consummation by the Company of the transactions, except for such consents or waivers which have already been obtained and are in full force and effect.

          (o)   The Company has an authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly authorized, issued, fully paid and nonassessable. The issuance of the Shares is not subject to any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus. Except for directors' qualifying shares and as otherwise described in the Prospectus, all of the issued shares of capital stock and partnership interests, as the case may be, of each of the Company's subsidiaries are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of all liens, encumbrances, equities or claims (except to the extent such shares or partnership interests are pledged as collateral under the Credit Agreement dated as of July 12, 2002, among the Company and certain subsidiaries as Borrower and various financial institutions as Lenders).

          (p)   No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement. Each director and executive officer of the Company listed on Schedule II has delivered to the Representatives his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto ("Lock-Up Agreement").

          (q)   All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (r)   Except as disclosed in the Registration Statement, there is (i) no unfair labor practice complaint or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before the National Labor Relations Board (the "NLRB")

  or any state, local or foreign labor relations board or any industrial tribunal, other than those complaints or proceedings that are subject to the NLRB's Order Withdrawing Complaints and Conditionally Approving Withdrawals of Charges issued in connection with the Settlement Agreement (as defined below), (ii) no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the knowledge of the Company, threatened, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) no strike, slowdown, lock out or work stoppage pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries; and (iv) no union representation question existing with respect to the employees of the Company or any of its subsidiaries, and to the knowledge of the Company, no union organizing activities are taking place that could individually or in the aggregate have a Material Adverse Effect. Except as disclosed in the Registration Statement, (x) none of the Company or any of its subsidiaries is engaged in any unfair labor practices; (y) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, except for such proceedings which, if determined adversely to the Company or any of its subsidiaries, could not individually or in the aggregate have a Material Adverse Effect, and, to the knowledge of the Company, no such proceedings are threatened; and (z) there is no reason to believe that any of the executive officers of the Company or its subsidiaries will not remain in the employment of the Company.

          (s)   The Rocky Mountain Steel Mills Labor Dispute Settlement Agreement, dated as of July 2004, by and between CF&I Steel, L.P., d/b/a Rocky Mountain Steel Mills, a Delaware limited partnership ("RMSM"), the United Steelworkers of America, AFL-CIO-CLC ("USWA"), and Locals 2102 and 3267 of the USWA, and as modified by the Modification Agreement thereto, effective as of September 10, 2004, by and among RMSM, the USWA, the Company and the trustees (the "Trustees") of the Rocky Mountain Steel Mills—United Steelworkers of America Back Pay Trust ("Trust") (the "Settlement Agreement"): (i) has been finalized and received all necessary approvals of the Company, RMSM, USWA, the Trust, the Trustees, the National Labor Relations Board, the Pueblo District Court and any other governmental entities, judicial authorities or other third parties whose approval or consent is required to finalize and effectuate the Settlement Agreement; (ii) has been executed and is effective and binding upon the parties thereto; and (iii) has not been modified, amended, challenged, violated or found to be unenforceable.

          (t)    Except as disclosed in the Registration Statement and the Prospectus, there are no related party transactions that would be required to be disclosed in the Registration Statement and the Prospectus under the Securities Act.

          (u)   The Company has not taken prior to the date hereof, nor will it take on or after the date hereof, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

          (v)   All Tax returns required to be filed by the Company or any of its subsidiaries through the date hereof in any jurisdiction (including foreign jurisdictions) have been filed, and all such returns are true, complete and correct in all material respects. All Taxes due or claimed to be due from the Company and each of its subsidiaries have been paid, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company and its subsidiaries in accordance with GAAP. No deficiency or adjustment for any Taxes has been threatened, proposed, asserted or assessed against the Company or any of its Subsidiaries that could individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, the charges, accruals and reserves on the books and records of the Company and its subsidiaries in respect of any Tax liability for any Tax period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

          (w)  The Shares have been duly authorized for listing on the New York Stock Exchange.

          (x)   The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or listing on the New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

          (y)   The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act); the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

          (z)   Each of the Company and its subsidiaries maintains reasonably adequate insurance covering its properties, operations, personnel and businesses against losses and risks in accordance with customary industry practice; all such insurance is outstanding and in force.

          (aa) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the New York Stock Exchange or the NASD) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (bb) There are no affiliations with the NASD among the Company's officers, directors or, to the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

          (cc) Except as disclosed in the Registration Statement, and except as would not, individually or in the aggregate, have a Material Adverse Effect or otherwise require disclosure in the Registration Statement, (i) none of the Company or its subsidiaries has been or is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations; (ii) there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future; (iii) none of the Company or any of its subsidiaries has received any communication (written or verbal), whether from any court or governmental agency or regulatory body or otherwise, alleging any such violation; (iv) there is no pending or threatened claim, action, investigation, notice (written or oral) or other proceeding by any person or entity alleging potential liability of the Company or its subsidiaries (or against any person or entity for whose acts or omissions the Company or its subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law) for investigatory, cleanup, or other response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (A) the presence, or release into the environment, of any Materials of Environmental Concern at any location, or (B) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"); and (v) there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim.

          (dd) In the ordinary course of business, each of the Company and its subsidiaries, as appropriate, (a) conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of each of the Company and its subsidiaries, in the course of which, or as a result of which, the Company has identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties); and (b) have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of each of the Company and its subsidiaries; on the basis of such reviews, investigations and inquiries, the Company has reasonably concluded that, other than as disclosed in the Registration Statement, any costs and liabilities associated with such matters would not, individually or in the aggregate, have a Material Adverse Effect or otherwise require disclosure in the Registration Statement.

          (ee) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (ff)  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has, directly or indirectly (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (gg) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

          (hh) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (ii)   Except as described in the Prospectus or in the documents incorporated by reference into the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (jj)   The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA") with respect to each "plan" (as defined in Section 3(3) of ERISA) in which its employees are eligible to participate, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA. No "Reportable Event" (as defined in Section 4043(c) of ERISA) has occurred with respect to any "Pension Plan" (as defined in Section 3(2) of ERISA) for which the Company could have any liability.

          (kk) Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

          (ll)   In addition, each certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Representatives or counsel for the Representatives pursuant to, or in connection with, the offering of the Shares, shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, to the Representatives as to the matters covered by such certificate.

        3.     Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

          (a)   Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement.

          (b)   No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

          (c)   The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

          (d)   The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

          (e)   The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from each of KPMG LLP and PricewaterhouseCoopers LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (f)    The Representatives shall have received on each Closing Date the following opinions, addressed to the Representatives and dated such Closing Date:

    (i)
    an opinion from Schwabe, Williamson & Wyatt, P.C., counsel for the Company as to certain matters of Delaware corporate, New York, Oregon and Federal law, stating in effect as set forth on Annex 3(f)(i) hereto;

    (ii)
    an opinion from Stoel Rives LLP, counsel to the Company with respect to certain environmental and litigation matters, stating in effect as set forth on Annex 3(f)(ii) hereto;

    (iii)
    an opinion from Dufford & Brown, P.C., counsel to the Company with respect to certain environmental and litigation matters, stating in effect as set forth on Annex 3(f)(iii) hereto;

    (iv)
    an opinion from Alaniz & Schraeder, counsel to the Company with respect to certain labor matters, stating in effect as set forth on Annex 3(f)(iv) hereto; and

    (v)
    an opinion from Field LLP, special counsel for the Company and its Canadian Subsidiaries, stating in effect as set forth on Annex 3(f)(v) hereto.

          (g)   The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to the Representatives.

          (h)   All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and their counsel and the Company shall have furnished to Skadden, Arps, Slate, Meagher & Flom LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (i)    The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule II hereto.

          (j)    The Shares shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (k)   The Company shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

  4.
  Covenants of the Company.

          (a)   The Company covenants and agrees as follows:

    (i)
    The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

    (ii)
    The Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

    (iii)
    If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

    (iv)
    The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

    (v)
    The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (vi)
    The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

    (vii)
    The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

    (viii)
    Without the prior written consent of each of CIBC World Markets Corp. and UBS Securities LLC, for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 90 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 day period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities with the Underwriters that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of each of CIBC World Markets Corp. and UBS Securities LLC, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

    (ix)
    On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the New York Stock Exchange (including any required registration under the Exchange Act).

    (x)
    Prior to the final Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of each of CIBC World Markets Corp. and UBS Securities LLC unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

    (xi)
    The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

          (b)   The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for listing on the New York Stock Exchange; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 7, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

  5.
  Indemnification.

          (a)   The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or

  Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b)   Each Underwriter agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any and all losses, claims, damages and liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

          (c)   Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this

  Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fourth sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any action, suit or proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle.

        6.     Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint. The provisions of this Section 6 shall not affect any agreement among the Company with respect to contribution.

        7.     Termination.

          (a)   This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any attack on, or acts or incidences of terrorism involving, the United States, any outbreak or escalation of hostilities, any declaration of national emergency or war by the United States or any other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the earlier respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business; or (vi) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

          (b)   If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives pursuant to Section 7(a) or because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

        8.     Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

        If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to an Option Shares Closing Date which occurs after the Firm Shares Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

        9.     Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

        This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

        All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention:            , with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, Attention: Richard L. Muglia, Esq. and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Schwabe, Williamson & Wyatt, P.C., 1211 S.W. Fifth Avenue, Suites 1600-1900, Portland, Oregon 97204, Attention: Carmen Calzacorta, Esq.

        This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly ("Claim"), shall be governed by and construed in accordance with the laws of the State of New York.

        Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against either of the Representatives or any indemnified party. Each of the Representatives and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, as applicable, and may be enforced in any other courts to the jurisdiction of which the Company, as applicable, is or may be subject, by suit upon such judgment.

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours, OREGON STEEL MILLS, INC.
		By	Title:
Confirmed:
IBC WORLD MARKETS CORP. UBS SECURITIES LLC
Acting severally on behalf of itself and as representatives of the several Underwriters named in Schedule I annexed hereto.
By CIBC WORLD MARKETS CORP.
By	Title:
By UBS SECURITIES LLC
By	Title:

SCHEDULE I

Name	Number of Firm Shares to Be Purchased
CIBC World Markets Corp.
UBS Investment Bank
Jefferies & Company, Inc.
KeyBanc Capital Markets
D.A. Davidson & Co.

Total

Sch I-1

SCHEDULE II

Lock-up Signatories

James E. Declusin
L. Ray Adams
Steven M. Rowan
Robert A. Simon
Jennifer A. Murray
Jeff S. Stewart
Harry L. Demorest
William P. Kinnune
Carl W. Neun
David L. Parkinson
Stephen P. Reynolds
William Swindells
Frank M. Walker
Brett Wilcox
Larry R. Lawrence
David J. Cranston
Scott J. Montross
Steve Didyk
James W. (Bill) Groom

Sch II-1

Exhibit A

FORM OF LOCK-UP AGREEMENT

                    , 200 [    ]

CIBC World Markets Corp.
UBS Securities LLC
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
CIBC World Markets Tower
World Financial Center
200 Liberty Street
New York, New York 10281

Re: Public Offering of Common Stock of Oregon Steel Mills, Inc.

Gentlemen:

        The undersigned, a holder of common stock ("Common Stock") or rights to acquire Common Stock, of Oregon Steel Mills, Inc., a Delaware corporation (the "Company"), understands that the Company filed a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") on or about September 14, 2004, and intends to file an amendment to the Registration Statement with the Commission on or about September 20, 2004, for the registration of approximately 7,500,000 shares of Common Stock (including 1,125,000 shares subject to an over-allotment option on the part of the Underwriters) (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.

        In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected the undersigned will not, without the prior written consent of each of CIBC World Markets Corp. and UBS Securities LLC, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 90 days subsequent to the date of the Underwriting Agreement, other than Common Stock to be sold in the Offering or transferred as a gift or gifts (provided that any donee thereof agrees in writing with the Underwriters to be bound by the terms hereof).

        The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the

A-1

transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

Very truly yours,
Dated: , 2004
Signature

Printed Name and Title (if applicable)

A-2

QuickLinks

  Exhibit 1.1